Exhibit 99(i)
                 CONNECTICUT NATURAL GAS CORPORATION
                    Quarterly Report on Form 10-Q
                            Exhibit Index

                     Quarter Ended March 31, 1996

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

    99(i)      Exhibit Index                            Ex-99.1

     3(ii)     Bylaws of the Company, as amended        Ex-3.2

    10(lxxxvii)Irrevocable Standby Letter of            Ex-10.87
               Credit by and between Energy
               Networks, Inc. and the Bank of Nova
               Scotia

    27         Financial Data Schedule                  Ex-27
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